THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of May 19, 2017 (this “Amendment”), is entered into among Molina Healthcare, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and SunTrust Bank, in its capacity as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 12, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested, and the Required Lenders have agreed, to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the agreements contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendments to the Credit Agreement.

1.1    The definition of Specified Cash in Section 1.1 of the Credit Agreement is amended to read as follows:

“Specified Cash” shall mean cash of the Borrower that constitutes, and Permitted Investments of the Borrower that are made with, the net cash proceeds of Indebtedness permitted to be incurred under Section 7.1 (the “Specified Indebtedness”), that are either (a) subject to customary escrow arrangements between the Borrower and the holders of such Specified Indebtedness prior to their use for one of the following purposes: (i) refinancing, tendering for, or otherwise redeeming or repaying Indebtedness of the Borrower or its Restricted Subsidiaries or (ii) to finance any Permitted Acquisition that has been identified in writing to the Administrative Agent with a closing date that is not later than 365 days after the incurrence of such Specified Indebtedness or (b) held in a segregated account of the Borrower and subject to a covenant in the documentation for such Specified Indebtedness that restricts the use of such cash or Permitted Investments of the Borrower to the limited purpose of (i) refinancing, tendering for, or otherwise redeeming or repaying Indebtedness of the Borrower or its Restricted Subsidiaries or (ii) paying interest on the Specified Indebtedness; provided, that if such cash or Permitted Investments no longer satisfy the conditions in this clause (b), they shall cease to constitute Specified Cash hereunder.

1.2    Section 7.2 of the Credit Agreement is amended to delete the “and” after clause (h), to insert an “and” after clause (i) and to add a new clause (j) to read as follows:

(j)    customary escrow arrangements and segregated accounts (to the extent such segregated account is deemed to have incurred an encumbrance in connection with any covenants applicable to the proceeds contained in such segregated account), in each case, permitted by the definition of Specified Cash.

2.    Effectiveness; Conditions Precedent. This Amendment shall be effective as of the date hereof, upon receipt by the Administrative Agent of this Amendment, duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

3.    Amendment is a “Loan Document”. This Amendment shall be deemed to be, and is, a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

4.    Representations and Warranties; No Default. Each Loan Party hereby represents and warrants to the Administrative Agent, each Lender, the Swingline Lender and the Issuing Bank that, (a) the representations and warranties of each Loan Party contained in the Credit Agreement, any other Loan Document, or any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date and (b) no Default or Event of Default exists.

5.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents (as amended by this Amendment) and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents (except to the extent such obligations are modified pursuant to this Amendment).

6.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect and nothing herein shall limit or waive any right, power or remedy of the Administrative Agent or the Lenders under the Loan Documents.

7.    Counterparts; Delivery. This Amendment may be executed in counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by any other electronic imaging means (including .pdf), shall be effective as delivery of a manually executed counterpart of this Amendment.

8.    Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

9.    Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed as of the date first above written.

BORROWER:	MOLINA HEALTHCARE, INC.
a Delaware corporation

By:
	Name:	Joseph W. White
	Title:	Chief Financial Officer and
interim President and Chief Executive Officer

GUARANTORS:	MOLINA INFORMATION SYSTEMS, LLC,
a California limited liability company

By:
	Name:	Joseph W. White
	Title:	Chief Financial Officer

MOLINA PATHWAYS, LLC,
a Delaware limited liability company

By:
	Name:	Joseph W. White
	Title:	Chief Financial Officer

PATHWAYS HEALTH AND COMMUNITY SUPPORT LLC,
a Delaware limited liability company

By:
	Name:	Joseph W. White
	Title:	Vice President

MOLINA HEALTHCARE, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE	SUNTRUST BANK,
AGENT:	as Administrative Agent

By:
Name:
Title:

LENDERS:	SUNTRUST BANK,
as Issuing Bank, as Swingline Lender and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION.

By:
Name:
Title:

BOKF, N.A. dba BANK OF ALBUQUERQUE

By:
Name:
Title:

EAST WEST BANK

By:
Name:
Title:

MUFG UNION BANK, N.A.

By:
Name:
Title:

MOLINA HEALTHCARE, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

BARCLAYS BANK PLC

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.

By:
Name:
Title:

MOLINA HEALTHCARE, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT